[USAA                   USAA FLORIDA TAX-FREE INCOME FUND
EAGLE                                AND
LOGO (R)]            USAA FLORIDA TAX-FREE MONEY MARKET FUND
                        SUPPLEMENT DATED NOVEMBER 4, 2008
                            TO THE FUNDS' PROSPECTUS
                              DATED AUGUST 1, 2008


Effective August 1, 2008, Lipper Inc. ceased calculating information on the Lipper Florida Municipal Debt Funds Index. As a result, pursuant to the advisory agreement between the USAA Florida Tax-Free Income Fund and USAA Investment Management Company, no performance fee will be calculated for the Fund from the effective date going forward, and the management fee will be calculated solely by reference to the fee schedule for the Fund's base management fee.


                                                                      62352-1108